                                                                     Exhibit 10u



                               POWERTEL USA, INC.

                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                  DECEMBER 1998

The Debtor in Possession is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel USA, Inc. have not cooperated with the Debtor by providing the necessary information. The Books and Records are missing. Therefore, it is impossible for the Debtor to file a complete Monthly Operating Report.


                                       /s/ Richard A. Cascarilla
                                       -----------------------------------------
                                       RICHARD A. CASCARILLA, PRESIDENT
                                       DEBTOR IN POSSESSION

                                  BALANCE SHEET
                                December 31, 1998

                                                               Assets

Current Assets:

         Cash                                                  $       14,901.03
                                                               -----------------
                  Accounts Receivable       $
                                            -----------------
                  Allowance for Doubtful
                       Accounts             $
                                            -----------------
                  Accounts Receivable (Net)                    $
                                                               -----------------
                  Inventory                                    $
                                                               -----------------
                  Prepaid Expenses                             $
                                                               -----------------

                  Total Current Assets                                               $       14,901.03
                                                                                     -----------------

Property and Equipment (Fair Market Value)

               Real Property                $
                                            -----------------
               Machinery and Equipment      $    5,700,000.00
                                            -----------------
               Furniture and Fixtures       $
                                            -----------------
               Office Equipment             $
                                            -----------------
               Leasehold Improvements       $
                                            -----------------
               Vehicles                     $
                                            -----------------
               Other                        $
                                            -----------------

               Total Property and Equipment                                          $    5,700,000.00
                                                                                     -----------------

Investments:

         Herth Printing and Business Supply
            Stock (at Book Value)                                                    $      379,760.00
                                                                                     -----------------

         Total Assets:                                                               $    6,094,661.03
                                                                                     -----------------

                                                       Liabilities

                                                       December 31, 1998

Postpetition Liabilities (Accrued and Unpaid)

         Salaries & Wages                                      $
                                                               ----------------
         Payroll Taxes                                         $       8,347.85
                                                               ----------------
         Sales Taxes                                           $
                                                               ----------------
         Income Taxes                                          $
                                                               ----------------
         Real Property Taxes                                   $
                                                               ----------------
         Personal Property Taxes                               $
                                                               ----------------
         Accounts Payable                                      $
                                                               ----------------
         Postpetition Real Property
            Lease Arrearages                                   $
         Postpetition Equipment
           Lease Arrearages                                    $
                                                               ----------------
         Accrued Professional Fees                             $     209,557.74
                                                               ----------------
         Other:  Loan Pay-Shareholder                          $      4.000.00
                                                               ----------------
                  DiegoTel, Inc. Stock-Book Value              $      14,500.00
                                                               ----------------

         Total Postpetition Liabilities                                              $     236,405.59
                                                                                     ----------------

Prepetition Liabilities

         Priority Debt (Schedule A-1)                           $
                                                                ----------------
         Secured Debt (Schedule A-2)                            $
                                                                ----------------
         Unsecured Debt (Schedule A-3)                          $     647,000.00
                                                                ----------------

         Total Prepetition Liabilities                                               $     647,000.00
                                                                                     ----------------

Shareholder's Equity

         Common Stock                                           $
                                                                ----------------
         Paid-In Capital                                        $   6,131,096.00
                                                                ----------------
         Retained Earnings                                      $    (919,840.56)
                                                                ----------------

         Total Shareholder's Equity                                                  $   5,211,255.44
                                                                                     ----------------
         Total Liabilities & Equity                                                  $   6,094,661.03
                                                                                     ----------------

                                INCOME STATEMENT
                                 (Accrual Basis)
                      OCTOBER 1, 1997 TO DECEMBER 31, 1998

                                                                                Current                   Year to
                                                                                Month                     Date
                                                                                -----------        -----------
Income                                                                          $                  $
                                                                                -----------        -----------

Cost of Goods Sold
         Beginning Inventory                                                    $                  $
                                                                                -----------        -----------
         Inventory Purchases                                                    $                  $
                                                                                -----------        -----------
         Ending inventory                                                       $                  $
                                                                                -----------        -----------

         Total Costs of Goods Sold                                              $                  $
                                                                                -----------        -----------

Operating Expenses
         Salaries and Wages                                                     $ 25,500.00        $ 98,700.00
                                                                                -----------        -----------
         Employee Benefits                                                      $    529.84        $  2,119.54
                                                                                -----------        -----------
         Shipping & Freight                                                     $    150.00        $  1,884.02
                                                                                -----------        -----------
         Rent                                                                   $    500.00        $  2,000.00
                                                                                -----------        -----------
         Secured Debt Payments                                                  $                  $
                                                                                -----------        -----------
         Utilities                                                              $  8,940.00        $ 16,935.74
                                                                                -----------        -----------
         Telephone                                                              $    146.32        $  1,719.44
                                                                                -----------        -----------
         Lawsuit Settlement                                                     $ 10,000.00        $ 10,000.00
                                                                                -----------        -----------
         Misc                                                                   $    164.78        $  2,943.19
                                                                                -----------        -----------
         Advertising                                                            $    320.00        $    320.00
                                                                                -----------        -----------
         Travel & Entertainment                                                 $    335.77        $ 23,280.36
                                                                                -----------        -----------
         Professional Fees                                                      $255,691.04        $309,813.91
                                                                                -----------        -----------
         Court Costs                                                            $                  $ 19,372.00
                                                                                -----------        -----------
         Insurance:                Liability                                    $                  $
                                                                                -----------        -----------
                                   Property                                     $                  $    407.70
                                                                                -----------        -----------
                                   Vehicle                                      $                  $
                                                                                -----------        -----------
                                   Worker's Compensation                        $                  $
                                                                                -----------        -----------
                                   Other:  Bond                                 $                  $   (920.00)
                                                                                -----------        -----------
         Taxes:                    Payroll                                      $ 2,108.25        $  9,070.21
                                                                                -----------        -----------
                                   Sales                                        $                  $
                                                                                -----------        -----------
                                   Income                                       $                  $
                                                                                -----------        -----------
                                   Real Property                                $                  $
                                                                                -----------        -----------
                                   Personal Property                            $                  $
                                                                                -----------        -----------

         Total Operating Expenses                                               $304,386.00        $497,646.11
                                                                                -----------        -----------
         Total Profit (Loss) from Operations                                    $(304,386.00)      $(497,646.11)
                                                                                -----------        -----------

         Other Income (Expense)                                                 $                  $
                                                                                -----------        -----------
                  Gain (Loss) on Sale of Assets                                 $                  $
                                                                                -----------        -----------
                  Interest Expense                                              $                  $
                                                                                -----------        -----------
                  Interest Income                                               $                  $
                                                                                -----------        -----------
                  Dividend Income                                               $                  $     16.34
                                                                                -----------        -----------
                  Herth Printing Income (loss)                                  $  1,525.00        $(33,336.00)
                                                                                -----------        -----------
                  Total                                                         $  1,525.00        $(33,319.66)
                                                                                -----------        -----------

         Total Profit (Loss) for Month                                          $(302,861.00)      $(530,965.77)
                                                                                -----------        -----------

                                 Recapitulation

                                  DECEMBER 1998


Balance from Prior Month

         General Account                                          $   2,439.04
                                                                  --------------
            Bank      FIRST OF AMERICA BANK, N.A. MICHIGAN
            Branch    OKEMOS, MICHIGAN
            Account # 62-30079367

         General Account                                          $
                                                                  --------------
            Bank
            Branch
            Account #

         Tax Account                                              $
                                                                  --------------
            Bank
            Branch
            Account #

         Balance to Carry Forward to Next Month

            General Account                                       $   14,901.03
                                                                  --------------

            General Account                                       $
                                                                  --------------

            Tax Account                                           $
                                                                  --------------

                               POWERTEL USA, INC.
                             EAST LANSING, MICHIGAN
                             BANK ACCOUNT SUMMARIES
                                    #97-31265
                                 DECEMBER, 1998



                                                                  FIRST OF
     DATE                      DESCRIPTION                        AMERICA
     --------------    -------------------------------------------------------

     12.01.98          BEGINNING BALANCE                       $  2,439.04

     12.31.98          TOTAL DEPOSITS                            99,000.00

     12.31.98          CHECKS WRITTEN PER ATTACHED               86,538.01
                                                              ----------------
     12.31.98          BALANCE                                  $14,901.03
                                                              ----------------

RUN DATE: 1/19/99            POWERTEL USA, INC.                  PAGE: 1
SYS DATE: 12/31/98           TRANSACTION JOURNAL                 TIME: 09:02 AM


SOURCE    POSTING     CREDIT
JOURNAL   DATE        ACCOUNT NO     BATCH TOTAL               JOURNAL COMMENT

CD-0001   12/31/98    1020-000-00    86,538.01                 DISBURSEMENTS

CHECK NO          DATE              COMMENT                     DEBIT ACCT       TRANS AMOUNT
 ---------        --------         ------------------------    -----------       -------------
0001254           12/01/98         WALTER & HAVERFIELD         6200-000-00         30,000.00
0001255           12/02/98         ROBERT L. LINDBERG CPA      5050-000-00            188.30
0001256           12/02/98         AMERITECH                   7800-000-00             18.98
0001257           12/02/98         MICHAEL KASSOUF             8100-000-00          3,681.00
0001258           12/02/98         RICHARD A. CASCARILLA       8100-000-00         15,637.00
0001259           12/03/98         CABO                        6900-000-00            500.00
0001260           12/03/98         CASEY & BOOG                6600-000-00             95.00
0001261           12/03/98         JOHN VOGEL & DEAN C         2001-000-00         10,000.00
0001262           12/03/98         STEVEN HARRIS               6200-000-00         15,000.00
0001263           12/07/98         KAFNEY ACCOUNTING           5050-000-00            785.00
0001264           12/08/98         CASEY & BOOG                6600-000-00            150.00
0001265           12/07/98         UPS                         6000-000-00             12.00
0001266           12/09/98         CASEY & BOOG                6500-000-00             25.78
0001267           12/11/98         CASEY & BOOG                6600-000-00            150.00
0001268           12/14/98         CORPORATE STOCK TRANSFER    7900-000-00            140.77
0001269           12/14/98         UPS                         6000-000-00             36.00
0001270           12/15/98         HARTMAN & ARMSTRONG         6200-000-00            160.00
0001271           12/16/98         CASEY & BOOG                6600-000-00             95.00
0001272           12/16/98         CASEY & BOOG                6600-000-00            150.00
0001273           12/17/98         PR NEWSWIRE                 5100-000-00            320.00
0001274           12/21/98         PAUL GOEBEL GROUP           6150-000-00            529.84
0001275           12/24/98         ENOS CHRISTIE               6600-000-00            500.00
0001276           12/24/98         JEFFREY HARTMAN             5750-000-00          2,500.00
0001277           12/24/98         MICHAEL KASSOUF             5750-000-00          2,500.00
0001278           12/24/98         RICHARD CASCARILLA          5750-000-00          2,500.00
0001279           12/24/98         UPS                         6000-000-00             12.00
0001280           12/24/98         CASEY & BOOG                6600-000-00            150.00
0001281           12/25/98         UPS                         6000-000-00             90.00
0001282           12/25/98         CUSIP                       5900-000-00            139.00
0001283           12/28/98         CORPORATE SERVICES          7800-000-00            106.38
0001284           12/28/98         AMERITECH                   7800-000-00             20.96
0001285           12/30/98         CASEY & BOOG                6600-000-00            150.00
0001286           12/30/98         KNUTSON TRAVEL PORT         7900-000-00            195.00
                                                                                ------------
                                         JOURNAL CD-0001 TOTALS:                   86,538.01
                                                                                -------------
                                         SOURCE CD TOTALS:                         86,538.01
                                                                                -------------
                                         REPORT TOTALS:                            86,538.01
                                                                                =============

                               CASH FLOW STATEMENT

                                  DECEMBER 1998

                                                                                      Projected
                                                                   Reported          For Current
                                                                   Month               Month

         Receipts:

                  Sales (Cash Only)                                $                $
                                                                   -----------      ----------
                  Collections of Accounts Receivable               $94,000.00       $
                  Sales (Cash Only)
                                                                   -----------      ----------
                  Other Income HERTH PRINTING, INC.-DIVIDEND       $ 5,000.00       $
                  Sales (Cash Only)
                                                                   -----------      ----------
          Total Receipts                                            $99,000.00       $
                  Sales (Cash Only)
                                                                   -----------      ----------
         Disbursements:
                  Purchases and Inventory                          $                $
                                                                   -----------      ----------
                  Salaries and Wages                               $19,318.00       $
                                                                   -----------      ----------
                  Employee Benefits                                $   529.84       $
                                                                   -----------      ----------
                  Shipping & Freight                               $   150.00       $
                                                                   -----------      ----------
                  Rent                                             $   500.00       $
                                                                   -----------      ----------
                  Secured Debt Payments                            $                $
                                                                   -----------      ----------
                  Utilities                                        $ 8,940.00       $
                                                                   -----------      ----------
                  Telephone                                        $   146.32       $
                                                                   -----------      ----------
                  Repairs & Maintenance                            $                $
                                                                   -----------      ----------
                  Misc. Office Expense                             $   164.78       $
                                                                   -----------      ----------
                  Advertising                                      $   320.00       $
                                                                   -----------      ----------
                  Travel & Entertainment                           $   335.77       $
                                                                   -----------      ----------
                  Professional Fees                                $56,133.30       $
                                                                   -----------      ----------
                  Court Costs                                      $                $
                                                                   -----------      ----------
         Insurance:        Liability                               $                $
                                                                   -----------      ----------
                           Property                                $                $
                                                                   -----------      ----------
                           Vehicle                                 $                $
                                                                   -----------      ----------
                           Worker's Compensation                   $                $
                                                                   -----------      ----------
                           Other                                   $                $
                                 ---------------                   -----------      ----------
         Taxes:            Payroll                                 $                $
                                                                   -----------      ----------
                           Sales                                   $                $
                                                                   -----------      ----------
                           Income                                  $                $
                                                                   -----------      ----------
                           Real Property                           $                $
                                                                   -----------      ----------
                           Personal Property                       $                $
                                                                   -----------      ----------


Total Disbursements                                                $86,538.01       $
                                                                   -----------      ----------
Cash Flow                                                          $12,461.09       $
                                                                   -----------      ----------

                               POWERTEL USA, INC.
                              EAST LANSING MICHIGAN
                                ACCOUNTS PAYABLE
                                    #97-31265
                                 DECEMBER, 1998




                       WALTER & HAVERFIELD               $158,485.12
                       CLEVELAND, OHIO
                       LEGAL FEES

                       BELDING & HARRIS                    51,072.62
                       RENO, NV
                       LEGAL FEES
                                                         -----------

                                                         $209,557.74
                                                         ===========

                              Monthly Questionnaire

I.       Accounts Payable and Receivable Aging:

         Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:

--------------------------------------------------------------------------------
                                      Accounts Payable     Accounts Receivable
--------------------------------------------------------------------------------
Less Than 31 Days Past Due               209,557.74
--------------------------------------------------------------------------------
31 to 60 Days Past Due
--------------------------------------------------------------------------------
61 to 90 Days Past Due
--------------------------------------------------------------------------------
91 to 120 Days Past Due
--------------------------------------------------------------------------------
Over 120 Days Past Due
--------------------------------------------------------------------------------


II.      Payments to Secured Creditors and Lessors:

         Identify every secured creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.


---------------------------------------------------------------------------------------------------------
Creditor Name and Address    Payment Period    Periodic    Date of      Post Petition Payments
                                (mo/wk)        Payment     Last            Made             Missed
                                               Amount      Payment      No.    Amount    No.       Amount
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

MONTHLY QUESTIONNAIRE
Page 2

III.     Tax Liability

         Gross Payroll Expense for Report Month:              $25,550.00
                                                              ----------

         Gross Sales Subject to Sales Tax for Report Month:                 $      -0-
                                                                            ----------

Postpetition Taxes



-----------------------------------------------------------------------------------------------------------
                                    Date Paid     Amount Paid      Due But Not Paid     Accrued But Not Due
-----------------------------------------------------------------------------------------------------------
Federal Payroll & Withholding                                                               7,328.75
-----------------------------------------------------------------------------------------------------------
State Payroll & Withholding                                                                 1,019.10
-----------------------------------------------------------------------------------------------------------
State Sales & Use
-----------------------------------------------------------------------------------------------------------


IV.      INSURANCE COVERAGE


-------------------------------------------------------------------------------------------------
                                Carrier/Agent    Amount of      Policy Expiration    Policy Paid
                                Name             Coverage       Date                 Through Date
-------------------------------------------------------------------------------------------------
Worker's Compensation
Liability
-------------------------------------------------------------------------------------------------
Fire & Extended Coverage
-------------------------------------------------------------------------------------------------
Property
-------------------------------------------------------------------------------------------------
Theft
-------------------------------------------------------------------------------------------------
Vehicle
-------------------------------------------------------------------------------------------------
Life (Beneficiary):
-------------------------------------------------------------------------------------------------
Other (specify):
-------------------------------------------------------------------------------------------------


V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

MONTHLY QUESTIONNAIRE
Page 3


VI.      Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:

VII. U.S. Trustee Fees


-----------------------------------------------------------------------------------------------
Quarter Ending   Total             Quarterly Fee    Amount Paid     Date Paid   Total Quarterly
                 Disbursement                                                   Fees Due But
                 During Quarter                                                 Not Paid
-----------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------



         I declare under penalty of perjury that I have reviewed the income statement, cash flow statement, projections, balance sheet and monthly questionnaire attached hereto and, after making reasonable inquiry, believe that these documents are accurate and correct.

                  DATED this    20th     day of      January    , 1999.



                          By: /s/ Richard Cascarilla
                              ----------------------